Exhibit 21.1

ESSEX PROPERTY TRUST, INC.

List of Subsidiaries
as of December 31, 2025

1	360 Residences, L.P., a California limited partnership
2	500 Folsom, L.P., a California limited partnership
3	8th & Republican SPE, LLC, a Delaware limited liability company
4	8th and Republican, LLC, a Washington limited liability company
5	5600 Wilshire SPE, LLC, a Delaware limited liability company
6	Allure Scripps Ranch SPE, LLC, a Delaware limited liability company
7	Bella Villagio SPE, LLC, a Delaware limited liability company
8	Belmont Affordable Partners, L.P., a California limited partnership
9	Bennet Lofts SPE, LLC, a Delaware limited liability company
10	Bernardo Crest SPE, LLC, a Delaware limited liability company
11	BEX FMCA, LLC, a Delaware limited liability company
12	BEX II GP, LLC, a Delaware limited liability company
13	BEX II, LLC, a Delaware limited liability company
14	BEX III GP, LLC, a Delaware limited liability company
15	BEX III, LLC, a Delaware limited liability company
16	BEX IV GP, LLC, a Delaware limited liability company
17	BEX IV, LLC, a Delaware limited liability company
18	BEX Portfolio, LLC, a Delaware limited liability company
19	BEXAEW Bothell Ridge, LP, a Washington limited partnership
20	BEXAEW Esplanade, LP, a California limited partnership
21	BEXAEW GP, LLC, a Delaware limited liability company
22	BEXAEW Parkside Court, LP, a California limited partnership
23	BEXAEW The Havens, LP, a California limited partnership
24	BEXAEW, LLC, a Delaware limited liability company
25	Block 9 MRU Residential, LLC, a Delaware limited liability company
26	Block 9 Residential, LLC, a Delaware limited liability company
27	Block 9 Transbay, LLC, a Delaware limited liability company
28	Block 9 UPPER MRU and Retail, LLC, a Delaware limited liability company
29	BRE-FMCA, LLC, a Delaware limited liability company
30	Cadence Phase III REIT, LLC, a Delaware limited liability company
31	Cadence REIT, LLC, a Delaware limited liability company
32	Cadence San Jose, L.P., a Delaware limited partnership
33	Courtyards at 65th, L.P., a California limited partnership
34	EMC SPE, LLC, a Delaware limited liability company
35	Emerald Pointe Apartments, LLC, a Delaware limited liability company
36	EPLP CA, LLC, a Delaware limited liability company
37	EPT 100 Grand FC Palo Alto II LLC, a Delaware limited liability company
38	EPT 100 Grand FC Riviera LLC, a Delaware limited liability company
39	EPT 100 Grand FC SJ III LLC, a Delaware limited liability company
40	EPT 100 Grand FC Square Assoc LLC, a Delaware limited liability company
41	EPT 100 Grand FC Western Inv LLC, a Delaware limited liability company

42	EPT Beaumont Apartments, LLC, a Delaware limited liability company
43	EPT Campbell Palo Alto II LLC, a Delaware limited liability company
44	EPT Campbell Riviera LLC, a Delaware limited liability company
45	EPT Campbell SJ III LLC, a Delaware limited liability company
46	EPT Campbell Square Assoc LLC, a Delaware limited liability company
47	EPT Campbell Western INV LLC, a Delaware limited liability company
48	EPT Lakeside SV LLC, a Delaware limited liability company
49	EPT Middlefield 355, LLC, a Delaware limited liability company
50	EPT Middlefield 415, LLC, a Delaware limited liability company
51	EPT Parc Pruneyard LLC, a Delaware limited liability company
52	EPT Plaza FC, L.P., a Delaware limited partnership
53	EPT Plaza, LLC, a Delaware limited liability company
54	EPT PROP Exchange, LLC, a Delaware limited liability company
55	EPT Revere Campbell LLC, a Delaware limited liability company
56	EPT Roen MP LLC, a Delaware limited liability company
57	EPT SPE LLC, a Delaware limited liability company
58	EPT ViO SJ LLC, a Delaware limited liability company
59	Essex 19 BWay, LLC, a Delaware limited liability company
60	Essex 500 Folsom, LLC, a Delaware limited liability company
61	Essex Alamo, L.P., a Delaware limited partnership
62	Essex Arbors, L.P., a California limited partnership
63	Essex Bella Villagio, L.P., a California limited partnership
64	Essex Bellerive, L.P., a California limited partnership
65	Essex Bellevue Park, L.P., a California limited partnership
66	Essex Berkeley 4th Street, L.P., a California limited partnership
67	Essex Bernard, L.P., a California limited partnership
68	Essex BEX Holding, LLC, a Delaware limited liability company
69	Essex BEX II, LLC, a Delaware limited liability company
70	Essex BEX III, LLC, a Delaware limited liability company
71	Essex BEX IV, LLC, a Delaware limited liability company
72	Essex BEXAEW, LLC, a Delaware limited liability company
73	Essex Block 9 Manager, LLC, a Delaware limited liability company
74	Essex Bluffs, L.P., a California limited partnership
75	Essex Briarwood, L.P., a California limited partnership
76	Essex Bridgeport, L.P., a California limited partnership
77	Essex Broadway, LLC, a Washington limited liability company
78	Essex Buena Vista, LLC, a Delaware limited liability company
79	Essex Bunker Hill, L.P., a California limited partnership
80	Essex Cadence GP, L.P., a Delaware limited partnership
81	Essex Cadence Owner, L.P., a California limited partnership
82	Essex Cadence Phase III Owner, L.P., a California limited partnership
83	Essex CAL-WA, L.P., a California limited partnership
84	Essex Camarillo Corporation, a California corporation
85	Essex Camarillo Oaks 5, L.P., a California limited partnership
86	Essex Camarillo Oaks 789, L.P., a California limited partnership
87	Essex Camarillo, L.P., a California limited partnership
88	Essex Camino Ruiz Apartments, L.P., a California limited partnership

89	Essex Canvas, LLC, a Delaware limited liability company
90	Essex Canyon Oaks Apartments, L.P., a California limited partnership
91	Essex Carlyle, L.P., a California limited partnership
92	Essex Catalina Gardens, LLC, a Delaware limited liability company
93	Essex Chestnut Apartments, L.P., a California limited partnership
94	Essex City View, L.P., a California limited partnership
95	Essex Cochran, L.P., a California limited partnership
96	Essex Columbus, L.P., a California limited partnership
97	Essex Courtyard, L.P., a California limited partnership
98	Essex Derian, L.P., a California limited partnership
99	Essex Dublin GP, L.P., a Delaware limited partnership
100	Essex Dublin Owner, L.P., a California limited partnership
101	Essex Eagle Rim, L.P., a California limited partnership
102	Essex Emerald Ridge, L.P., a California limited partnership
103	Essex Emeryville GP, L.P., a Delaware limited partnership
104	Essex Emeryville Owner, L.P., a California limited partnership
105	Essex Emeryville REIT, LLC, a Delaware limited liability company
106	Essex Emeryville, L.P., a Delaware limited partnership
107	Essex Esplanade, L.P., a California limited partnership
108	Essex Euclid, L.P., a California limited partnership
109	Essex Excess Assets TRS, Inc., a Delaware corporation
110	Essex Fairwood Pond, L.P., a California limited partnership
111	Essex Form 15, LP, a California limited partnership
112	Essex Fountain Park Apartments, L.P., a California limited partnership
113	Essex Fox Plaza, L.P., a California limited partnership
114	Essex Gas Company Lofts, L.P., a California limited partnership
115	Essex Gateway Management, LLC, a California limited liability company
116	Essex Glenbrook, L.P., a California limited partnership
117	Essex Hamilton, L.P., a California limited partnership
118	Essex Haver Hill, L.P., a California limited partnership
119	Essex HGA, LLC, a Delaware limited liability company
120	Essex Hillcrest Park, L.P., a California limited partnership
121	Essex Hillsborough Park, L.P., a California limited partnership
122	Essex Hillsdale Holding GP, LLC, a Delaware limited liability company
123	Essex Hillsdale Holding, L.P., a Delaware limited partnership
124	Essex Holding 3, L.P., a Washington limited partnership
125	Essex Holding 4, L.P., a California limited partnership
126	Essex Holdings, GP LLC, a Delaware limited liability company
127	Essex Holdings I, LP, a Delaware limited partnership
128	Essex Holdings I-B, LLC, a Delaware limited liability company
129	Essex Huntington Breakers, L.P., a California limited partnership
130	Essex Huntington on Edinger, L.P., a California limited partnership
131	Essex Inglenook Court, LLC, a Delaware limited liability company
132	Essex Jaysac Tasman, L.P., a California limited partnership
133	Essex JMS Acquisition, L.P., a California limited partnership
134	Essex JV, LLC, a Delaware limited liability company
135	Essex Kiely, LP, a California limited partnership

136	Essex Kings Road, L.P., a California limited partnership
137	Essex Lawrence Station, L.P., a California limited partnership
138	Essex Le Parc, L.P., a California limited partnership
139	Essex Lorraine, L.P., a California limited partnership
140	Essex Management Corporation, a California corporation
141	Essex Marbrisa Long Beach, L.P., a California limited partnership
142	Essex Marina City Club, L.P., a California limited partnership
143	Essex Maxwell, LLC, a Delaware limited liability company
144	Essex MCC, LLC, a Delaware limited liability company
145	Essex Meadowood, L.P., a California limited partnership
146	Essex Meridian, LLC, a Delaware limited liability company
147	Essex Mirabella Marina Apartments, L.P., a California limited partnership
148	Essex Monarch I, L.P., a Delaware limited partnership
149	Essex Monarch II, L.P., a Delaware limited partnership
150	Essex Monarch La Brea Apartments, L.P., a California limited partnership
151	Essex Monarch Santa Monica Apartments, L.P., a California limited partnership
152	Essex Montebello, L.P., a California limited partnership
153	Essex Monterey Villas, L.P., a California limited partnership
154	Essex Monterey Villas, LLC, a Delaware limited liability company
155	Essex Monterra, LLC, a Delaware limited liability company
156	Essex Moorpark GP, L.P., a California limited partnership
157	Essex Moorpark Owner, L.P., a California limited partnership
158	Essex Moorpark REIT, LLC, a Delaware limited liability company
159	Essex Moorpark, L.P., a Delaware limited partnership
160	Essex Mountainview Owner, LLC, a Delaware limited liability company
161	Essex NBN SPE, LLC, a Delaware limited liability company
162	Essex NoHo Apartments, L.P., a California limited partnership
163	Essex Northwest Gateway, LLC, a Delaware limited liability company
164	Essex Paragon, L.P., a California limited partnership
165	Essex Park Catalina, L.P., a California limited partnership
166	Essex PE Lofts, L.P., a California limited partnership
167	Essex Piedmont, L.P., a California limited partnership
168	Essex Pleasanton GP, L.P., a Delaware limited partnership
169	Essex Pleasanton Owner, L.P., a California limited partnership
170	Essex Pleasanton REIT, LLC, a Delaware limited liability company
171	Essex Pleasanton, L.P., a Delaware limited partnership
172	Essex Portfolio Management, L.P., a California limited partnership
173	Essex Portfolio, L.P., a California limited partnership
174	Essex Queen Anne, LLC, a Washington limited liability company
175	Essex Redmond Hill CW, L.P., a California limited partnership
176	Essex Redmond Hill NE, L.P., a California limited partnership
177	Essex Regency Escuela, L.P., a California limited partnership
178	Essex Rexford, LLC, a Delaware limited liability company
179	Essex Riley Square, L.P., a California limited partnership
180	Essex San Fernando, L.P., a California limited partnership
181	Essex San Ramon Partners L.P., a California limited partnership
182	Essex Santee Court, L.P., a California limited partnership

183	Essex Scripps, LLC, a Delaware limited liability company
184	Essex Skyline, L.P., a Delaware limited partnership
185	Essex SPE, LLC, a Delaware limited liability company
186	Essex Stonehedge Village, L.P., A California limited partnership
187	Essex Summerhill Park, L.P., a California limited partnership
188	Essex The Commons, L.P., a California limited partnership
189	Essex The Pointe, L.P., a California limited partnership
190	Essex The Woods, L.P., a California limited partnership
191	Essex Tierra Vista, L.P., a California limited partnership
192	Essex Tiffany Court, LLC, a Delaware limited liability company
193	Essex Toluca Lake, L.P., a California limited partnership
194	Essex Township, L.P., a California limited partnership
195	Essex Treetops, L.P., a California limited partnership
196	Essex Valley Village Magnolia, LLC, a Delaware limited liability company
197	Essex Vela On Ox, LLC, a Delaware limited liability company
198	Essex Velo Ray, L.P., a California limited partnership
199	Essex Vista Belvedere, L.P., a California limited partnership
200	Essex Walnut GP, L.P., a Delaware limited partnership
201	Essex Walnut Owner, L.P., a California limited partnership
202	Essex Walnut, L.P., a Delaware limited partnership
203	Essex Wandering Creek, LLC, a Delaware limited liability company
204	Essex Warner Center, L.P., a California limited partnership
205	Essex Waterford, L.P., a California limited partnership
206	Essex Wesco III, L.P. a California limited partnership
207	Essex Wesco IV, LLC, a Delaware limited liability company
208	Essex Wesco SSF LLC (fka Wesco Alexan Icon, LLC), a Delaware limited liability company
209	Essex Wesco V, LLC, a California limited liability company
210	Essex Wesco VI, LLC, a Delaware limited liability company
211	Essex Wesco VII, LLC, a Delaware limited liability company
212	Essex Wesco, L.P., a California limited partnership
213	Essex Wilshire, L.P., a California limited partnership
214	Essex Wynhaven, L.P., a California limited partnership
215	EssexMonarch GP I, LLC, a Delaware limited liability company
216	EssexMonarch GP II, LLC, a Delaware limited liability company
217	Essex-Palisades Facilitator, a California limited partnership
218	Fairhaven Apartment Fund, Ltd., a California limited partnership
219	GBR Palm Valley LLC, a Delaware limited liability company
220	GBR Palm Valley Podium LLC, a Delaware limited liability company
221	GBR Palma Sorrento LLC, a Delaware limited liability company
222	GBR Santa Palmia LLC, a Delaware limited liability company
223	GBR Villa Veneto LLC, a Delaware limited liability company
224	Gilroy Associates, a California limited partnership
225	GR Block B LLC, a Delaware limited liability company
226	GR Block C LLC, a Delaware limited liability company
227	Irvington Square Associates, a California limited partnership
228	Jackson School Village Limited Partnership, a California limited partnership
229	Japantown Associates LLC, a Delaware limited liability company

230	K-H Properties, a California limited partnership
231	La Brea Affordable Partners, L.P., a California limited partnership
232	LINC REIT, LLC, a Delaware limited liability company
233	Martha Lake Apartments, LLC, a Delaware limited liability company
234	Mirabella Marina Apartments SPE, LLC, a Delaware limited liability company
235	Monarch Buena Vista Borrower, LLC, a Delaware limited liability company
236	Monarch Essex Scripps GP, LLC, a Delaware limited liability company
237	Monarch Essex Scripps, LLC, a Delaware limited liability company
238	New Century Towers, LLC, a Delaware limited liability company
239	Newport Beach North LLC, a Delaware limited liability company
240	Northwest Gateway Apartments, L.P., a California limited partnership
241	Pacific Western Insurance LLC, a Hawaii limited liability company
242	PacWest Insurance Services, LLC, a California limited liability company
243	Palm Valley Roll-Up LLC, a Delaware limited liability company
244	Park Hill, LLC, a Washington limited liability company
245	Pinnacle Lake Washington SPE, LLC, a Delaware limited liability company
246	Pine Grove Apartment Fund, Ltd., a California limited partnership
247	PPC Sage Apartments Manager II LLC, a Delaware limited liability company
248	PPC Sage LLC, a Delaware limited liability company
249	Richmond Essex, L.P., a California limited partnership
250	RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company
251	SAC Redwood City Apartments LLC, a Delaware limited liability company
252	San Pablo Medical Investors, Ltd., a California limited partnership
253	Santa Clara Square, LLC, a California limited liability company
254	Santa Monica Affordable Partners, L.P., a California limited partnership
255	Scripps AU Owner, L.P., a California limited partnership
256	Scripps MRU Owner, L.P., a California limited partnership
257	Taylor 28 SPE, LLC, a Delaware limited liability company
258	The Carlyle SPE, LLC, a Delaware limited liability company
259	The Oakbrook Company, an Ohio limited partnership
260	Valley Park Apartments, Ltd., a California limited partnership
261	Villa Angelina Apartment Fund, Ltd., a California limited partnership
262	WC Brio Apartments LLC, a Delaware limited liability company
263	Wesco GP, LLC, a Delaware limited liability company
264	Wesco I, LLC, a Delaware limited liability company
265	Wesco III BEX, LLC, a Delaware limited liability company
266	Wesco III GP, LLC, a Delaware limited liability company
267	Wesco III, LLC, a Delaware limited liability company
268	Wesco IV, LLC, a Delaware limited liability company
269	Wesco Redmond CW GP, LLC, a Delaware limited liability company
270	Wesco Redmond NE GP, LLC, a Delaware limited liability company
271	Wesco V GP, LLC, a Delaware limited liability company
272	Wesco V Sub GP, LLC, a Delaware limited liability company
273	Wesco V Sub, LLC, a Delaware limited liability company
274	Wesco V, LLC, a Delaware limited liability company
275	Wesco VI, LLC, a Delaware limited liability company
276	Wesco VII, LLC, a Delaware limited liability company

277	West Dublin Bart, L.P., a Delaware limited partnership
278	Western - Las Hadas Investors, A California limited partnership
279	Western Blossom Hill Investors, A California limited partnership
280	Western Highridge Investors, A California limited partnership
281	Western Mountain View II Investors, A California limited partnership
282	Western Riviera Investors, a California limited partnership
283	Western San Jose IV Investors Limited Partnership, a California limited partnership
284	Western-Los Gatos I Investors, A California limited partnership
285	Western-Palo Alto II Investors, a California limited partnership
286	Western-San Jose III Investors, a California limited partnership
287	Western-Seven Trees Investors, A California limited partnership